Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen Premier Insured Municipal Income Fund, Inc.
33-43779, 811-06457

The annual meeting of shareholders was held on July
28, 2009. At this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to September 1, 2009.

Voting results are as follows:

 Common and MuniPreferred shares voting
together as a class
  MuniPreferred shares voting
together as a class
To approve the elimination of the
fundamental policy relating to investing in other investment companies.


   For
                9,289,658
                    3,174
   Against
                   792,435
                       414
   Abstain
                   381,239
                         34
   Broker Non-Votes
                2,686,946
                         72
      Total
              13,150,278
                    3,694



To approve the elimination of the
fundamental policy relating to derivatives and short sales.


   For
                9,247,663
                    3,206
   Against
                   844,588
                       381
   Abstain
                   371,081
                         35
   Broker Non-Votes
                2,686,946
                         72
      Total
              13,150,278
                    3,694



To approve the elimination of the
fundamental policy relating to
commodities.


   For
                8,896,338
                    3,209
   Against
                1,187,140
                       378
   Abstain
                   379,854
                         35
   Broker Non-Votes
                2,686,946
                         72
      Total
              13,150,278
                    3,694



To approve the new fundamental policy
relating to commodities.


   For
                8,893,904
                    3,210
   Against
                1,177,200
                       378
   Abstain
                   392,228
                         34
   Broker Non-Votes
                2,686,946
                         72
      Total
              13,150,278
                    3,694



Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2009, under Conformed Submission Type DEF 14A, accession number 0000950123-09-014930.